                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1. ESL PARTNERS, L.P.

Item                               Information

Name:                              ESL Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor,
                                   FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            May 1, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or          ORCHARD SUPPLY HARDWARE STORES CORP [OSH]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:       RBS Partners, L.P.
                                   Its:      General Partner

                                   By:       ESL Investments, Inc.
                                   Its:      General Partner

                                   By:       /s/ Edward S. Lampert
                                   Name:     Edward S. Lampert
                                   Title:    Chief Executive Officer
                                   Date:     May 3, 2013

2. RBS PARTNERS, L.P.

Item                               Information

Name:                              RBS Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor,
                                   FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            May 1, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker             ORCHARD SUPPLY HARDWARE STORES CORP[OSH]
or Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:       ESL Investments, Inc.
                                   Its:      General Partner

                                   By:       /s/ Edward S. Lampert
                                   Name:     Edward S. Lampert
                                   Title:    Chief Executive Officer
                                   Date:     May 3, 2013

3. ESL INSTITUTIONAL PARTNERS, L.P.

Item                               Information

Name:                              ESL Institutional Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor,
                                   FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            May 1, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or          ORCHARD SUPPLY HARDWARE STORES CORP[OSH]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:       RBS Investment Management, L.L.C.
                                   Its:      General Partner

                                   By:       ESL Investments, Inc.
                                   Its:      Manager

                                   By:       /s/ Edward S. Lampert
                                   Name:     Edward S. Lampert
                                   Title:    Chief Executive Officer
                                   Date:     May 3, 2013

4. RBS INVESTMENT MANAGEMENT, L.L.C.

Item                               Information

Name:                              RBS Investment Management, L.L.C.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor,
                                   FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            May 1, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or          ORCHARD SUPPLY HARDWARE STORES CORP[OSH]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:       ESL Investments, Inc.
                                   Its:      Manager

                                   By:       /s/ Edward S. Lampert
                                   Name:     Edward S. Lampert
                                   Title:    Chief Executive Officer
                                   Date:     May 3, 2013

5. CRK PARTNERS, LLC

Item                               Information

Name:                              CRK Partners, LLC

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor,
                                   FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            May 1, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or          ORCHARD SUPPLY HARDWARE STORES CORP[OSH]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:       ESL Investments, Inc.
                                   Its:      Sole Member

                                   By:       /s/ Edward S. Lampert
                                   Name:     Edward S. Lampert
                                   Title:    Chief Executive Officer
                                   Date:     May 3, 2013

6. ESL INVESTMENTS, INC.

Item                               Information

Name:                              ESL Investments, Inc.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor,
                                   FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            May 1, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or          ORCHARD SUPPLY HARDWARE STORES CORP[OSH]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:
                                   By:       /s/ Edward S. Lampert
                                   Name:     Edward S. Lampert
                                   Title:    Chief Executive Officer
                                   Date:     May 3, 2013